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                             n/i numeric investors
                                family of funds

                  n/i numeric investors Emerging Growth Fund
                       n/i numeric investors Growth Fund
                      n/i numeric investors Mid Cap Fund
                  n/i numeric investors Small Cap Value Fund
                                 (the "Funds")

                 (Investment Portfolios of The RBB Fund, Inc.)

                        Supplement dated August 4, 2004
                     to Prospectus dated December 31, 2003

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Revisions relating to the re-opening of the n/i numeric investors Emerging Growth Fund and the n/i numeric investors Small Cap Value Fund for all n/i numeric investors shareholders for a limited period of time; and change to the redemption policy of the Funds.

   The following paragraphs replace the fifth paragraph of the section titled "CAPITAL LIMITATION" on page 2 of the prospectus.

   Effective May 27, 2003, the n/i numeric investors Small Cap Value Fund was closed to new investors. Effective July 10, 2003, Numeric closed the n/i numeric investors Small Cap Value Fund to most investments.

   Effective September 2, 2004, the n/i numeric investors Emerging Growth Fund and the n/i numeric investors Small Cap Value Fund will re-open to investments by shareholders of any of the n/i numeric investors funds, until the close of business (4:00 p.m. Eastern time) on September 17, 2004. After September 17, 2004, shares of the Emerging Growth Fund and the Small Cap Value Fund will be offered in accordance with the general limitations described above.

   Additionally, the following paragraph is added immediately after the first paragraph under the caption "PRIMARY INVESTMENT STRATEGIES" on page 3 of the prospectus.

   Effective September 2, 2004, the n/i numeric investors Emerging Growth Fund will open to investments by shareholders of any of the n/i numeric investors funds, until the close of business (4:00 p.m. Eastern time) on September 17, 2004. After September 17, 2004, shares of the Emerging Growth Fund will be offered only to existing shareholders of the Fund, and certain other persons, who generally are subject to cumulative, maximum purchase amounts, as follows: (i) persons who already hold shares of this Fund directly or through accounts maintained by brokers by arrangement with the Company, (ii) existing and future clients of financial advisors and planners whose clients already hold shares of this Fund, and (iii) employees of Numeric and their spouses and children.

   Other persons who are shareholders of other n/i numeric investors Funds are not permitted to acquire shares of a closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder has elected otherwise.

   Additionally, the first paragraph under the caption "PRIMARY INVESTMENT STRATEGIES" on page 10 of the prospectus is deleted in its entirety, and the following paragraphs are added.

   Effective May 27, 2003, the n/i numeric investors Small Cap Value Fund was closed to new investors. Effective July 10, 2003, Numeric closed the n/i numeric investors Small Cap Value Fund to most investments.

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   Effective September 2, 2004, the n/i numeric investors Small Cap Value Fund will open to investments by shareholders of any of the n/i numeric investors funds, until the close of business (4:00 p.m. Eastern time) on September 17, 2004. After September 17, 2004, shares of the Small Cap Value Fund will be offered only to existing shareholders of the Fund, and certain other persons, who generally are subject to cumulative, maximum purchase amounts, as follows: (i) persons who already hold shares of this Fund directly or through accounts maintained by brokers by arrangement with the Company, (ii) existing and future clients of financial advisors and planners whose clients already hold shares of this Fund, and (iii) employees of Numeric and their spouses and children.

   Other persons who are shareholders of other n/i numeric investors Funds are not permitted to acquire shares of a closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder has elected otherwise.

The fourth paragraph on page 19 under the caption "REDEMPTION OF FUND SHARES--TRANSACTION FEE ON CERTAIN REDEMPTIONS" is deleted and replaced with the following:

   Transaction Fee on Certain Redemptions of the Funds. Effective August 12, 2002, the Funds require the payment of a transaction fee on redemptions of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. Shares purchased after September 1, 2004 and held for less than one year will be subject to the 2.00% transaction fee of the NAV of such Shares redeemed at the time of redemption. The 2.00% transaction fee for shares purchased prior to September 1, 2004 and held for less than one year may be waived upon the following events: (a) redemptions due to death or post-purchase disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of the shareholder (this generally excludes trusts); (b) tax-free returns of excess contributions to IRAs; (c) investments through qualified tuition plans under Section 529 of the Code, redemptions due to a beneficiary's death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award); (d) minimum required distributions from an IRA or a custodial account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2 years of age; (e) if you have established a systematic withdrawal plan with us, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash;); (f) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants; and (g) distributions, redemptions or exchanges from retirement plans (including Individual Retirement Accounts). The additional transaction fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the Shareholders who engage in it. These costs include:
   (1) brokerage costs; (2) market impact costs--i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in each Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 2.00% amount represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Funds. The Company reserves the right, at its discretion, to waive, modify or terminate the additional transaction fee.

              Please retain this Supplement for future reference.

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